UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 1, 2005

ASTORIA FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-11967	11-3170868
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

ONE ASTORIA FEDERAL PLAZA, LAKE SUCCESS, NEW YORK 11042-1085
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (516) 327-3000

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEMS 1, 3 THROUGH 8  NOT APPLICABLE.

Item 2.02.          Results of Operations and Financial Condition.

          Astoria Financial Corporation will be participating in the 2005 Financial Institutions Investor Conference sponsored by Ryan, Beck & Co. on November 2, 2005 in New York City.  George L. Engelke, Jr., Astoria’s Chairman, President and CEO will be presenting at the conference at 11:35 a.m. Eastern Time.  A copy of Mr. Engelke’s slide presentation is included herein as Exhibit 99.1.  The presentation, which includes, among other things, a review of financial results and trends through September 30, 2005 and is intended to be made available to investors participating in the conference.

          A simultaneous webcast of Mr. Engelke’s presentation, including the slide presentation and any follow-up questions and answers, will be available on our website, www.astoriafederal.com and will be available through Friday, November 11, 2005.

          The information provided pursuant hereto shall not be deemed incorporated by reference by any general statement incorporating by reference this Form 8-K into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

Item 9.01.          Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit 99.1   Slide presentation that Astoria Financial Corporation will deliver to investors at the Ryan, Beck & Co. 2005 Financial Institutions Investor Conference on November 2, 2005 in New York City.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTORIA FINANCIAL CORPORATION

	By:	/s/ Peter J. Cunningham

Peter J. Cunningham
First Vice President and
Director of Investor Relations

Dated: November 1, 2005

EXHIBIT INDEX

Exhibit Number	Description

99.1	Slide presentation that Astoria Financial Corporation will deliver to investors at the Ryan, Beck & Co. 2005 Financial Institutions Investor Conference on November 2, 2005 in New York City .